DATED 9 APRIL, 1996

                         WISDOM TOOTHBRUSHES LIMITED             (1)

                                     - and -

                               SAGACITY I, Inc.                  (2)

                       EXCLUSIVE DISTRIBUTORSHIP AGREEMENT

                                      INDEX

Clause
------

1.     Interpretation

2.     Appointment and Term

3.     Distributor's and Company's Duties

4.     Terms of Supply

5.     Title

6.     Sales and Marketing

7.     Targets

8.     Intellectual Property

9.     Confidentiality

10.    Termination

11.    Consequences of Termination

12.    Force Majeure

13.    Assignment

14.    Severability

15.    Entire Agreement

16.    Variations

17.    Waiver

18.    Notices

19.    Other Provisions

20.    Governing Law and Jurisdiction

Schedule 1:  The Products

Schedule 2:  The Territory

Schedule 3:  The Outstanding Debts

Schedule 4:  The Estimated Targets

Schedule 5:  Current Price List

Schedule 6:  Current Standard Conditions of the Company


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                                    AGREEMENT

DATE:               9 APRIL

PARTIES:       (1)  WISDOM TOOTHBRUSHES LIMITED (registered no.02881666)

                    a company incorporated under the laws of England and Wales and having its registered offices at The Silk Mill, Haverhill, Suffolk, CB9 8DT
                    ("the Company")

               (2) SAGACITY I, Inc. a company incorporated under the laws of the State of Delaware, United States of America and having its registered office at 1209 Orange Street, Wilmington, Delaware, County of New Castle, United States of America and the name of its registered agent at such address being The Corporation Trust Company. ("the Distributor")

RECITALS:

(A) The Company is principally engaged in the business of design, manufacture and distribution of the Products (as defined below).

(B) The Company wishes to develop its business in the Territory and wishes to appoint the Distributor as its exclusive distributor in the Territory.

(C) The Distributor has extensive marketing experience in the Territory and wishes to be appointed as the Company's exclusive distributor in the Territory.

(D) The Company has agreed to appoint the Distributor as its exclusive distributor in the Territory on the terms and subject to the conditions set out below.


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AGREEMENT

1.   Interpretation

          In this Agreement the following words and expressions shall (save where the context otherwise requires) have the following meanings:-


"BMG Partnership"                       means the BMG Partnership being a
                                        general partnership under Delaware law
                                        constituted by a Partnership Agreement
                                        dated 14 February 1990.

"Confidential Information"              means any information which is disclosed
                                        to either party ("Disclosee") by the
                                        other ("Discloser") pursuant to this
                                        Agreement and any information relating
                                        in any way to the Products, the
                                        Intellectual Property Rights or the
                                        Discloser which comes to the Disclosee's knowledge before or after the termination of this Agreement, whether such information is expressed orally or in writing and whether or not expressly stated to be confidential or marked as such;

"CIF" means "cost insurance and freight" as defined and explained in Incoterms 1990 as published by the International Chamber of Commerce, Paris, France;

"Intellectual Property Rights"          means any trade mark, trade name, brand
                                        name, service mark, copyright,
                                        registered design, patent or other
                                        industrial or intellectual property
                                        right existing in any part of the world
                                        which relates in any way to the


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

Products, and any applications for any of the foregoing;

"Products"                              means, subject to Clause 4.3, the
                                        products details of which are listed in
                                        Schedule 1 and such other products as
                                        the parties may from time to time agree
                                        in writing;

"Territory"                             the countries and dependent areas listed
                                        in Schedule 2;

"Year"                                  means each successive period of 12
                                        months.

2.   Appointment and Term

2.1 The Company hereby appoints the Distributor as its exclusive distributor in the Territory for the sale of the Products, and so long as the Distributor is in compliance with its obligations under this Agreement, the Company shall:

2.1.1 (subject to Clause 7 (Targets)) not grant to any other person or undertaking the right to represent the Company or to promote or sell the Products in the Territory;

2.1.2 refrain from promoting or selling the Products in the Territory directly other than through the Distributor;

2.1.3 so far as it is lawfully able, take all reasonable steps to prevent its other distributors from promoting or selling the Products in the Territory;

2.1.4 refer all enquiries received by it for the sale of the Products to customers in the Territory to the Distributor; and


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

2.1.5 within three days of dispatch of the Products, notify the Distributor of the same.

2.2       Unless terminated earlier in accordance with Clauses 4.7.1, 7.3 or
10.2 or 10.3, this Agreement shall run for the period of three years from the date of this Agreement and thereafter unless or until terminated by either party in accordance with Clause 10.1.

3.   Distributor's Duties

3.1 The Distributor shall during the continuance of this Agreement and at its own expense:

3.1.1 use its best endeavours to promote, sell and distribute the Products and develop the market for the Products throughout the Territory provided that nothing in this sub-Clause 3.1.1 shall oblige the Distributor to increase its employees or resources from the current levels of the BMG Partnership;

3.1.2 only purchase Products for resale in the Territory from the Company or otherwise as may be agreed in writing unless products are deemed to be non-competing;

3.1.3 maintain a representative range of products, as reasonably determined by the Company from time to time and maintain such stocks as are necessary to meet reasonably anticipated customer demand;

3.1.4 assist the Company as requested with market research in the Territory and support the Company in the execution of marketing plans and strategies provided that this exercise does not place undue burden on the Distributor or its employees;

3.1.5 maintain adequate records relating to orders and sales of the Products and other business matters relating to the Products and promptly supply such records to the Company upon request;


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

3.1.6 make clear, in all dealings with customers and potential customers that it is acting as a distributor of the Product and not as an agent of the Company;

3.1.7 participate (with at lease one employee or representative of the Distributor) in up to 2 sales meetings per Year as arranged by the Company at such time and place (being alternative venues in England and in the United States of America) as the Company may from time to time choose;

3.1.8 on a yearly basis and in such form as the Company may reasonably request, provide the Company with:

          3.1.8.1 a written analysis of the business and marketing conditions within the Territory with respect to the sale of the Products;

          3.1.8.2 a written estimate of its requirements for Products for the next Year; and

          3.1.8.3     a marketing plan including sales forecasts;

3.1.9 select employees and maintain facilities and premises for the sale of the Products and maintain a business and sales organisation adequate to work and develop sales of the Products in the Territory in each case in line with the current practice of the BMG Partnership;

3.1.10 inform the Company of any enquiry concerning the Products by any person, firm or company for delivery outside or export from the Territory;

3.1.11 leave in position and not cover or erase any notices or other marks (including without limitation notices that a trade mark, design or copyright relating to the Products is owned by the Company or a third party) which the Company may place on or affix to the Products;

3.1.12 indemnify the Company against all proceedings, costs, liabilities, injury, loss or damage arising out of the breach or negligent performance or failure in performance by the Distributor of the terms of this Agreement;


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

3.1.13 on receipt of at least 3 days' notice, allow the Company or its duly authorised representative access to the Distributor's premises to inspect the premises and facilities of the Distributor and to inspect and take copies of or extracts from any records or other documents relating in any way to the Products or the Distributor's activities under this Agreement;

3.1.14 ensure that it conforms with all legislation, rules, regulations and statutory requirements existing in the Territory from time to time in relation to the Products. In any event, all advertisements, point of sale promotion, merchandising and publicity material for the Products issued by the Distributor ("the Material") shall be subject to the prior written approval of the Company but such approval will be deemed to have been given unless notice is given to the Distributor by the Company within 10 days of its receipt of the Material;

3.1.15 be responsible for the obtaining of any import licenses and payment of all customs and excise and other similar import duties that may be required or levied with regard to any or all of the Products for the purpose of importing the same into the Territory; and

3.1.16 maintain in the Territory adequate product liability insurance of a type and to an extent specified in writing by the Company and satisfactory to it and at a level acceptable by the company provided that this amount is in accordance with common US business practices for a business similar to that carried on hereunder by the Distributor and comparable in relation to all relevant factors including but not limited to the nature of the products, turnover and geographical distribution.


3.2 The Distributor shall not, except as otherwise agreed in writing by the Company:

3.2.1 actively seek customers, solicit orders, or establish any branch or maintain any distribution depot, for the Products outside the Territory;

3.2.2 on behalf of itself, or its associate companies (if any), inside the Territory manufacture, sell or import for resale from any person, firm or company other than the Company any products which compete with the Products, nor directly or indirectly be or become interested in any such person, firm or company inside the Territory.

3.2.3     have authority to:

          3.2.3.1     act as agent in any way for the Company;

          3.2.3.2     represent the Company;

          3.2.3.3 pledge the credit of, or make any representations, or give any warranty on behalf of the Company; or

          3.2.3.4 contract any rights and liabilities on the Company's behalf,

          and the Distributor will not in any way hold itself out as having such authority.

3.3 The Company shall be responsible for obtaining any licences required by the US Food and Drug Administration in respect of the manufacture of the Products.

4.   Terms of Supply

4.1 All sales of Products by the Company to the Distributor shall be made CIF at such port as the Company shall notify to the Distributor from time to time ("the Designated Port") in accordance with the Company's current price list and on the Company's standard conditions of sale from time to time except as expressly varied by this Agreement and to the extent that any of the same is inconsistent with any provision of this Agreement, in which case the latter shall prevail. A copy of the Company's current price list and the Company's current standard conditions of sale from Schedules 5 and 6 to this Agreement. The Company shall give to the Distributor notice in writing of any change in its standard conditions of sale, not less than one month prior to such change taking effect for the purpose of this Agreement and the Company agrees that such changes shall not be unreasonable.


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

4.2 The price to be paid by the Distributor for the Products may be adjusted every six months by the Company it its absolute discretion (which discretion shall not be subject to review) upon notice being given by the Company to the Distributor provided always that:

4.2.1 the percentage increase in the price to be paid by the Distributor in relation to any particular class of Products shall not be greater than the percentage increase in the Company's prime cost in relation to those Products; where "prime cost" shall mean the cost of raw materials, labour, transport and energy incurred by the Company in relation to that class of Products; and

4.2.2 in any event no such increase shall result in a price to be paid by the Distributor which would give the Company a profit of greater than 10% on the full ex factory cost.

          The adjusted price will take effect for all orders for the Products received by the Company after the expiry of sixty days from the date such notice is given.

4.3 The acceptance of orders for the Products shall be in writing, at the entire discretion of the Company and will normally be accepted subject to availability of the Products. The Company shall be entitled, at its absolute discretion, to reject any order received from the Distributor and from time to time to extend or discontinue the range of Products or any part thereof provided that the Company shall promptly notify the Distributor of any such acceptance, rejection, extension or discontinuance. The Company will give the Distributor not less than 4 months prior written notice of any discontinuance of a Product or range of Products.

4.4 The Company shall treat the Distributor no less equitably than its other customers, provided always that nothing in this Agreement shall require the Company to give the Distributor any right of priority over the Company's other distributors/customers.

4.5 All dates for delivery of the Products shall be agreed between the parties and shall be stated in writing on the Company's acceptance of the Distributor's order. All dates for delivery of the Products are given in good faith but are only estimates and the Company shall not be liable for any failure to deliver on the date so given.

4.6 Subject only to 4.6.1 below all payments shall be made by the Distributor in US Dollars to such bank account as the Company may from time to time notify in writing to the Distributor within 48 days of the date of invoice provided that the invoice date does not pre-date the date of dispatch by more than three days.

4.6.1 By way of limited exception to the payment terms set out in 4.6 the Company will give the Distributor special payment terms in relation to Outstanding Debts of the BMG Partnership which the Distributor has agreed to pay to the Company in consideration for the Company agreeing to enter into this Agreement. The Outstanding Debts are those invoices dated 48 days or more prior to the date of this Agreement and listed as an Outstanding Debt on Schedule 3 hereto for the total value of $54,902.19. The Distributor agrees to make regular payments in US Dollars to a bank account specified by the Company and made against the specific invoices listed in Schedule 3. The Distributor agrees that within 90 days of the date of this Agreement it will have paid at least 80% of the total value stated in Schedule 3 and the remaining balance thereof within 180 days of the date of this Agreement. For the avoidance of doubt this provision does not affect in any way whatsoever the Distributor's obligations under Clause 4.6 hereof in relation to invoices dated after the date of this Agreement.

4.6.2 The Distributor will clearly identify the relevant invoice or invoice relating to an Outstanding Debt when making any payments to the Company in order that a proper allocation of the payment can be made.

4.7 If the Distributor fails to pay the price for any Products within 48 days after the date of invoice or fails to pay the Outstanding Debts in accordance with 4.6.1 the Company shall be


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

entitled (without prejudice to any other right or remedy it may have whether under the terms of this Agreement or otherwise) to:-

4.7.1     terminate this Agreement immediately; and/or

4.7.2 charge interest on the price to the Distributor at 3% per annum above the base rate of Barclays Bank plc, in force from time to time, from the date the payment became due until actual payment is made; and/or

4.7.3 cancel or suspend any further delivery to the Distributor under any order; and/or

4.7.4 sell or otherwise dispose of any Products which are the subject of any order by the Distributor, whether or not appropriated thereto, and apply the proceeds of sale to the overdue payment.

4.7.5 Without prejudice to any other right or remedy which the Company may have under the terms of this Agreement or otherwise, if the Distributor shall fail to comply with any or all of its obligations contained in Clause 4.6, the Company shall, on giving 10 working days' notice of its intention to do so be entitled to take any or all of the actions set out in sub-Clauses 4.7.1, 4.7.2, 4.7.3 and 4.7.4

4.8 the Distributor shall inspect all Products upon delivery and must notify the Company of any missing, damaged or defective Products within 7 days (in the case of missing products) or 28 days (in the case of damaged or defective Products) of delivery, failing which the Company shall not be liable to the Distributor for such damaged, missing or defective Products. In any event, the Company's liability in respect of any Product shall be limited at the Company's option to either replacement of the Product in question or repayment of the price plus duties paid by the Distributor on said product. Nothing in this clause shall exclude any liability for death or personal injury caused by the negligence of the Company.

5.   Title


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

5.1 Any consignment of Products supplied to the Distributor shall remain the property of the Company until:

5.1.1     payment in full for such consignment has been received by the Company;
and

5.1.2     The Outstanding Debts (referred to in Clause 4.6 and listed in
          Schedule 3) due from the Distributor to the Company have been paid in full,

and until such payment the Distributor shall hold such Products to the order of the Company.

5.2 Until such time as the Company has been paid in full for the Products, the Distributor shall ensure that the Products are stored in such a way as to be readily identifiable as the property of the Company and easily removable by the Company.

5.3 In the event of non-payment by the due date, the Company shall be entitled, in addition to all other rights, to enter upon any land or premises where the Products may for the time being be and recover possession of them. The Company may use such steps as are reasonably necessary to enter the premises and remove the Products.

5.4 The Products supplied by the Company shall be at the Distributor's risk immediately, upon reaching the Designated Port (defined in Clause 4.1) and the Distributor shall therefore insure the Products accordingly from the time and date of delivery to the Designated Port and procure that the Company's interest is noted on such policy of insurance.

5.5 The Company may maintain an action for the price of the Products notwithstanding that property in the Products may not have passed to the Distributor.

6.   Sales and Marketing

6.1 The Distributor shall use in relation to the Products only such advertising, promotional and selling materials as are provided by or approved or deemed to be approved in writing by the Company in accordance with provisions referred to in clause 3.1.14 of this Agreement.


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

6.2 These provisions are without prejudice to those relating to sales and marketing contained in other clauses of this Agreement.

7.   Targets

7.1 The Distributor shall purchase Products during each of the first 3 Years of this Agreement having at least the aggregate volume indicated in
Schedule 4 as the minimum for each of such Years. For the purpose of this sub-clause and Schedule 4, the minimum aggregate volume of the Products shall be the invoiced volume of the Products. After the initial 3 Years, the minimum aggregate volume for each following year shall be reassessed by the parties on an annual basis. Failure to agree on each new minimum aggregate volume no later than 3 months before commencement of the following Year shall result in the minimum aggregate volume for such following Year being the amount representing an increase of 5% per annum of the minimum aggregate volume of the previous Year.

7.2 The Distributor acknowledges that the figure in column 2 of Schedule 3 is a reasonable estimate of the minimum aggregate volume of the Products which the Company can expect to sell to the Distributor in a particular Year.

7.3 If in any Year of this Agreement the aggregate volume of the Products sold by the Company to the Distributor falls short of the agreed minimum aggregate volume for the Year in question, then unless the Distributor pays a sum equal to the Company's overhead and profit margin (to be determined by the Company acting reasonably) in respect of such shortfall to the Company within 14 days after the end of that Year the Company shall be entitled in its absolute discretion (which discretion shall not be subject to review):-

7.3.1     to  terminate   this   Agreement  on  notice  in  writing  to  the
Distributor; or

7.3.2 to appoint another distributor in the Territory to sell the Products or itself to sell Products in the Territory.

PROVIDED THAT such shortfall was not a result of the Company not having provided the Products to the Distributor due to reasons outside the ordinary course of business including but


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

not limited to taking account of the volume of orders made by the BMG Partnership over the six months prior to the date of this Agreement.

8.        Intellectual Property

8.1 The Company hereby grants and the Distributor hereby accepts a non-exclusive license to use the name "Wisdom Toothbrush Company" (the "Name") as a fictitious business name (but not as its official corporate name) in the Territory in connection with Marketing, distribution and sale of the Products. In connection with such license, the Distributor shall have the right to register a fictitious business name incorporating the Name with any business names register in the Territory. The Distributor shall not use the Name or a confusingly similar name in connection with any goods or services other than the Products. All rights in the Name shall remain at all times the sole property of the Company and all use of the Name shall inure to the benefit of the Company. The rights granted relative to the Name in this Clause shall terminate automatically with the termination or expiration of this Agreement. Upon such termination or expiration, the Distributor shall immediately cease using the Name (or any other name that is confusingly similar to the Name). Without limiting the generality of the foregoing, upon such termination or expiration, the Distributor shall make whatever filings are necessary to withdraw use of the Name as a fictitious business name with any business names register. Also, upon such termination or expiration, the Distributor shall immediately destroy any of its stationery, signs or other printed material that make reference to the Name.

          The Distributor hereby irrevocably constitutes and appoints the Company to be its true and lawful attorney-in-fact for it and in its name, place and stead, to have the power to perform any act that it might perform that is necessary, convenient or appropriate to comply with the provisions of this Clause, including, without limitation, the power to execute, seal, acknowledge, file or record any paper or document with any business name register to withdraw the Distributor's use of the Name upon the termination or expiration of this Agreement.


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

8.2 The Distributor acknowledges that it has no rights and will obtain no rights in the Intellectual Property Rights belonging to the Company (or any goodwill associated with such rights) other than as may be necessary to fulfil its obligations under this Agreement.

8.3 The Distributor shall promptly notify the Company of any actual, threatened or suspected infringement in the Territory of any Intellectual Property Rights which come to the Distributor's notice, and of any claim by any third party so coming to its notice that the importation of the Products into the Territory, or their sale therein, infringes any rights of any other person, and the Distributor shall at the request and expense of the Company do all such things as may be reasonably required to assist the Company in taking or resisting any proceedings in relation to any such infringement of claim.

8.4 The parties will discuss and may consider entering into a manufacturing and trade mark licence agreement in respect of moulds for certain Products. Any agreement on this will be the subject of a separate written agreement between the parties.

9.   Confidentiality

          Each party shall at all times both during and after the term of this Agreement use its best endeavours to keep the Confidential Information confidential and not to disclose it to any other person and shall not use any Confidential Information for any purpose other than the performance of its obligations under this Agreement provided that this restriction shall not extend to any Confidential Information which:-

9.1 that party is required to disclose to any governmental or other authority or regulatory body;

9.2 is at the date of this Agreement or becomes hereafter, public knowledge through no fault of that party; or

9.3 can be shown by that party ("Recipient"), to the reasonable satisfaction of the other party ("Disclosing Party") to have been known to the Recipient prior to its being disclosed to the Recipient by the Disclosing Party.


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

10.  Termination

10.1 Without prejudice to the rights of either party existing on termination, this Agreement may be terminated at any time after the expiry of three years from the date of this Agreement by either party giving to the other not less than twelve months prior notice in writing, such notice being given no earlier than the second anniversary of this Agreement and to take effect no earlier than the third anniversary of this Agreement.

10.2 Notwithstanding the provision of Clause 10.1, the Company may by notice to the Distributor terminate this Agreement immediately upon the happening of any one of the following events:-

10.2.1 if the Distributor commits any irremediable serious breach of any provision of this Agreement, including but not limited to a failure to pay the price for any Products in accordance with Clause 4.6 or
          4.7 or a failure to achieve the minimum aggregate volume set out in
          Schedule 4 and in accordance with Clause 7;

10.2.2 if the Distributor commits any remediable breach of any provision of this Agreement and fails to remedy such breach within a period of 30 days from the service on it of a notice specifying the breach and requiring it to be remedied;

10.2.3    if  the   Distributor  or  any  of  its  officers,   directors  or
          shareholders acts in a manner likely to cause damage to the reputation of the Company or the Wisdom brand; or

10.2.4 if the Distributor ceases to carry on business, becomes insolvent, has a receiver, administrative receiver or manager appointed over the whole or any part of its assets, enters into any composition with creditors generally, or has an order made or resolution passed for it to be wound up (otherwise than in furtherance of any scheme for amalgamation or reconstruction) or undergoes any similar or equivalent process in any jurisdiction.


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

10.3 Notwithstanding the provision of Clause 10.1, the Distributor may by notice to the Company terminate this Agreement immediately upon the happening of any one of the following events:-

10.3.1 if the Company commits any irremediable serious breach of any provision of this Agreement;

10.3.2 if the Company commits any remediable breach of any provision of this Agreement and fails to remedy such breach within a period of 30 days from the service on it of a notice specifying the breach and requiring it to be remedied;

10.3.3 if the Company ceases to carry on business, becomes insolvent, has a receiver, administrative receiver or manager appointed over the whole or any part of its assets, enters into any composition with creditors generally, or has an order made or resolution passed for it to be wound up (otherwise than in furtherance of any scheme for amalgamation or reconstruction) or undergoes any similar or equivalent process in any jurisdiction.

10.4 Any termination of this Agreement shall be without prejudice to any rights accrued in favour of either party in respect of any breach committed by the other prior to the date of such termination.

11.       Consequences of Termination

11.1      upon termination of this Agreement for any cause whatsoever:-

11.1.1 the Distributor shall cease all sales and other activities on behalf of the Company save to the extent required by sub-Clause 11.1.2;

11.1.2 the Company shall be entitled (but shall not be obliged) to repurchase from the Distributor, at the price paid by the Distributor for those Products, all stocks of the Products which have been paid for by the Distributor but which remain in the ownership and under the control of the Company at that date. In the event that the Company selects not to repurchase such stocks, the Distributor shall be entitled to dispose of such stocks in the ordinary course of business;

11.1.3 the Distributor shall at its own expense forthwith dispose of in accordance with the directions of the Company all samples of the Products; any advertising, promotional or sales material relating to the Products then in the possession of the Distributor that have been provided by the Company; and all Confidential Information in whatever form;

11.1.4 outstanding unpaid invoices rendered by the Company in respect of the Products shall become immediately payable by the Distributor and invoices in respect of Products ordered prior to termination but for which an invoice has not been submitted shall be payable immediately upon submission of the invoice;

11.1.5 the Distributor shall cease forthwith to use the Company's name or to promote, market or advertise the Products or to make any use of the Intellectual Property Rights; and

11.1.6 the Distributor shall inform its customers for the Products that this Agreement has been terminated and shall supply to such customers the name and address of any new distributor appointed by the Company for the Territory. In addition, the Distributor shall send to the Company the Distributor's current customer mailing list in respect of the Products.

11.2 Termination or expiry of this Agreement (for whatever reason) shall not entitle the Distributor to any compensation or indemnity in respect of such termination or expiry except to the extent that the governing law of this Agreement provides for such compensation or indemnity.

11.3 Notwithstanding the expiration or the determination of this Agreement under any of its provisions, all the provisions of this Agreement which are expressed to have effect on and/or after the expiration or determination of this Agreement (including, without limitation, the obligations of the Distributor in Clause 9) shall survive the expiration or the determination of this Agreement and shall be deemed to remain in full force and effect.

12.  Force Majeure

12.1 If either party to this Agreement is prevented or delayed in the performance of any of its obligations under this Agreement by force majeure (as defined below), the party in question shall serve on the other party notice in writing to such effect and be excused the performance or the punctual performance, as the case may be, of its obligations under this Agreement as from the date of such notice for so long as such cause of prevention or delay shall continue.

12.2 For the purpose of this Agreement "force majeure" shall be deemed to be any cause affecting the performance of this Agreement arising from or attribution to acts, events, omissions or accidents beyond the reasonable control of the party to perform and, without limiting the generality thereof, shall include strikes, lock-outs or other industrial action, civil disturbances or war, fire, storm, or other natural disaster, impossibility of the use of any means of public or private transport or any action of any governmental or other regulatory authority rendering impossible performance by either party of its obligations under this Agreement.

13.  Assignment

          This Agreement shall be personal to the Distributors and the Distributor shall not assign, transfer, charge or part with any of its rights under this Agreement to any third party or associated company, nor shall it dispose of any of its rights hereunder or sub-contract or otherwise delegate any of its obligations in relation to such rights.

14.  Severability

          Except in so far as the context otherwise requires, each provision herein shall be construed as independent of every other provision, and if any provision hereof is or


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

becomes partially or totally invalid or unenforceable then the validity and enforceability of the remaining provisions shall not be affected.

15.  Entire Agreement

          This Agreement constitutes the whole agreement and understanding between the parties with respect to the subject matter of this Agreement and supersedes all prior discussions and agreements (whether oral or written) between the parties and/or their agents or advisers.

16.  Variations

          No amendments to the Agreement shall be effective unless and until made in writing and signed by both parties or their duly authorised representatives.

17.       Waiver

          A failure by either party to exercise or enforce any right conferred upon it by this Agreement shall not be deemed to be a waiver of such right or operate so as to bar the exercise of enforcement thereof at any subsequent time or times

18.       Notices

18.1 Any notice to be given under this Agreement shall be given by delivering the same personally or by sending the same by registered post or by facsimile or electronic mail transmission to the address of the other party set out on page 1 of this Agreement or to such other address as may be notified by that other for this purpose to the party seeking to give such notice.

18.2 Any notice given pursuant to Clause 18.1 shall be deemed when sent by registered post (and in the absence of evidence of earlier receipt) to be delivered 7 days after despatch and shall be deemed when sent by facsimile or electronic mail transmission to be delivered on the day of transmission provided that the party giving the notice proves that the registered envelope containing the notice was correctly addressed or proves the date, time and correct number of the facsimile transmission.


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

19.  Other Provisions

19.1      Nothing  in  this  Agreement   shall  be  taken  to  constitute  a
partnership or the relationship of employer and employee between the parties hereto

19.2 If one or more of the terms of this Agreement is found to be unenforceable in whole or in part, the finding thereof shall not affect the validity of the remaining terms of this Agreement in any way.

20.  Governing Law and Jurisdiction

          The validity and performance of this Agreement shall be governed in accordance with the laws of England and the parties hereby submit to the non-exclusive jurisdiction of the English Courts.

          The Parties or their duly authorised representatives have executed this Agreement on the date shown at its head.


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

SIGNED by                           )           /s/ B. Morelle
for and on behalf of WISDOM         )
TOOTHBRUSHES LIMITED in the         )
presence of:-

            Signature:              /s/ J. Edgar Partington

            Name:                       J. Edgar Partington

            Address:                Daisy's Reor Road, Winestead
                                    Bury St. Edmunds, Suffolk

            Occupation:             Accountant

SIGNED by (/s/ Joel Warady)   )
for and on behalf of          )
SAGACITY I, Inc. in the       )
presence of:-                 )

            Signature:  /s/ Lori A. Rossetti

            Name:           Lori A. Rossetti

            Address:        1080 West Ave.
                            Waukegan, Il 60085

            Occupation      Sales


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